UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 2, 2016 (earliest event April 26, 2016)

Centrue Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-28846	36-3145350
State or other jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)
122 West Madison Street, Ottawa, Illinois 61350
(Address of principal executive offices) (Zip Code)
(815) 431-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
The following information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On April 28, 2016, Centrue Financial Corporation (the “Company”) issued a news release to report its financial results for the quarter ended, March 31, 2016. The release is furnished as Exhibit 99.1 hereto.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On April 29, 2016, the Board of Directors (the “Board”) of the Company approved and adopted the employment agreements for the Company’s named executive officers, Chief Executive Officer, Kurt R. Stevenson; Chief Financial Officer, Daniel R. Kadolph; and Chief Lending Officer, John E. Christy.

Adoption of Employment Agreement of Kurt R. Stevenson
The Company entered into an employment agreement dated April 29, 2016 with Mr. Kurt R. Stevenson. Pursuant to the agreement, Mr. Stevenson will be employed as President and Chief Executive Officer of the Company and its wholly-owned subsidiary, Centrue Bank. Unless earlier terminated pursuant to the terms of the agreement, the employment agreement has a term of three years, which term shall automatically be extended one day for each day following the effective date until the second anniversary of the effective date.During the term of the agreement, Mr. Stevenson will be entitled to a base salary at the annualized rate of $325,000 and will be eligible for a discretionary performance bonus and to participate in employee benefits plans as the Company may institute from time to time at the discretion of the Company’s Compensation Committee and upon the approval of the Board of Directors. The employment agreement also contains certain severance, restrictive covenant and other rights and obligations governing the relationship between Mr. Stevenson and the Company.
The preceding description of the employment agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the employment agreement, a copy of which is being filed as Exhibit 10.19 to this Current Report on Form 8-K and is incorporated herein by reference.
Adoption of Employment Agreement of Daniel R. Kadolph
The Company entered into an employment agreement dated April 29, 2016 with Mr. Daniel R. Kadolph. Pursuant to the agreement, Mr. Kadolph will be employed as Executive Vice President and Chief Financial Officer of the Company and its wholly-owned subsidiary, Centrue Bank. Unless earlier terminated pursuant to the terms of the agreement, the employment agreement has a term of two years, which term shall automatically be extended one day for each day following the effective date until the third anniversary of the effective date. During the term of the agreement, Mr. Kadolph will be entitled to a base salary at the annualized rate of $212,000 and will be eligible for a discretionary performance bonus and to participate in employee benefits plans as the Company may institute from time to time at the discretion of the Company’s Compensation Committee and upon the approval of the Board of Directors. The employment agreement also contains certain severance, restrictive covenant and other rights and obligations governing the relationship between Mr. Kadolph and the Company.
The preceding description of the employment agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the employment agreement, a copy of which is being filed as Exhibit 10.20 to this Current Report on Form 8-K and is incorporated herein by reference.
Adoption of Employment Agreement of John E. Christy
The Company entered into an employment agreement dated April 29, 2016 with Mr. John E. Christy. Pursuant to the agreement, Mr. Christy will be employed as Executive Vice President and Chief Lending Officer of the Company and its wholly-owned subsidiary, Centrue Bank. Unless earlier terminated pursuant to the terms of the agreement, the employment agreement has a term of two years, which term shall automatically be extended one day for each day following the effective date until the third anniversary of the effective date. During the term of the agreement, Mr. Christy will be entitled to a base salary at the annualized rate of $207,500 and will be eligible for a discretionary performance bonus and to participa te in employee benefits plans as the Company may institute from time to time at the discretion of the Company’s Compensation Committee and upon the approval of the Board of Directors. The employment agreement also contains certain severance, restrictive covenant and other rights and obligations governing the relationship between Mr. Christy and the Company.
The preceding description of the employment agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the employment agreement, a copy of which is being filed as Exhibit 10.21 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meeting of Stockholders of the Company was held on April 26, 2016 (the “Annual Meeting”). A total of 5,581,674 shares of common stock were represented in person or by proxy, for 85.69% percent of the 6,513,694 shares of common stock outstanding on March 10, 2016, the record date. The final voting results of the election of three director nominees presented to the Company’s Stockholders at the Annual Meeting were as follows:

Proposal 1 - Election of Three Director Nominees:

Name	For	Against	Abstain	Broker Non-Vote
David J. Butler	5,574,541	—	7,133	—
Kurt R. Stevenson	5,576,440	—	5,234	—
Scott C. Sullivan	5,374,228	—	207,446	—

ITEM 7.01 - REGULATION FD DISCLOSURE

The following information, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Company is furnishing its First Quarter 2016 Earnings Presentation, included as Exhibit 99.2 hereto. This Earnings Presentation will be used, in whole or in part, from time to time by executives of the Company in one or more meetings with investors and analysts.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number	Description

10.19	Employment Agreement, dated April 29, 2016, between Centrue Financial Corporation, Inc. and Kurt R. Stevenson.
10.20	Employment Agreement, dated April 29, 2016, between Centrue Financial Corporation, Inc. and Daniel R. Kadolph.
10.21	Employment Agreement, dated April 29, 2016, between Centrue Financial Corporation, Inc. and John E. Christy.
99.1	Press Release, dated April 28, 2016 issued by Centrue Financial Corporation.
99.2	First Quarter 2016 Earnings Presentation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2016	CENTRUE FINANCIAL CORPORATION

	By:	/s/ Daniel R. Kadolph
	Name:	Daniel R. Kadolph
	Title:	Executive Vice President & Chief Financial Officer